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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 10, 2000
                Date of Report (Date of earliest event reported)

                        Commission File Number 000-24531

                               COSTAR GROUP, INC.
             (Exact name of Registrant as specified in its charter)

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
                 Delaware                                         52-2091509
(State or other jurisdiction of incorporation      (IRS Employer Identification Number)
              or organization)
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                         7475 Wisconsin Ave., Suite 600
                            Bethesda, Maryland 20814
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (301) 215-8300




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On February 10, 2000, CoStar Group, Inc. ("CoStar") completed the acquisition of COMPS.COM, Inc. ("COMPS") under a merger agreement, dated as of November 3, 1999, among Costar, COMPS and Acq Sub, Inc. ("Acq Sub"), a wholly-owned subsidiary of CoStar. COMPS' primary asset is a database of commercial real estate sales information. In connection with the transaction, COMPS was merged with and into Acq Sub, which was the surviving corporation in the merger. Immediately after the merger, Acq Sub changed its name to Comps, Inc. The merger agreement provided for each share of COMPS common stock to receive either $7.50 in cash or 0.31496 shares of CoStar common stock, subject to adjustment to ensure that 50.1% of the COMPS shares received Costar common stock and 49.9% of the COMPS shares received cash. The aggregate consideration included:

     - $49,015,905 in cash paid to former holders of COMPS common stock (excluding cash paid for fractional shares); and

     - 2,258,738 shares of CoStar common stock (including shares issued to former warrantholders of COMPS).

The cash portion of the purchase price was obtained by CoStar from the proceeds from the sale of its common stock in a public offering in May 1999.

     The merger consideration was determined in arms' length negotiations between the parties to the merger agreement. Before the consummation of the merger, no material relationships existed between COMPS and its officers, directors, affiliates, associates or stockholders and CoStar and its officers, directors, affiliates, associates or stockholders.

     No other information is provided herewith regarding the merger as CoStar has "previously reported" (as defined in Rule 12b-2) substantially the same information regarding the merger including the related historical and pro forma financial information, as is required by Form 8-K, in its Registration Statement on Form S-4, as amended, filed on January 5, 2000 (Registration No. 333-92579).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of business acquired.

          No financial statements are included herewith as such financial statements have previously been reported. See Item 2 above.

     (b)  Pro forma financial information

          No financial statements are included herewith as such financial statements have previously been reported. See Item 2 above.




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     (c)  Exhibits:

Exhibit No.    Description

2.1 *Definitive Agreement and Plan of Merger, by and among CoStar Group, Inc., COMPS.COM, Inc., and Acq Sub, Inc., dated as of November 3, 1999.

99.1           Press Release issued by CoStar Group, Inc. on February 11, 2000.

99.2           Press Release issued by CoStar Group, Inc. on February 15, 2000.

* Filed as part of CoStar's Current Report on Form 8-K, filed November 17, 1999, and incorporated herein by reference.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            COSTAR GROUP, INC.

Dated: February 24, 2000

                                            By: /s/ Frank A. Carchedi
                                               -----------------------
                                                Frank A. Carchedi
                                                Chief Financial Officer




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                                  EXHIBIT INDEX
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
Exhibit
Number                        Description                                      Location
------         ----------------------------------------------    -------------------------------------
 2.1           Definitive Agreement and Plan of Merger, by       Incorporated by reference from Exhibit
               and among CoStar Group, Inc., COMPS.COM,          2.1 to Form 8-K filed with the
               Inc., and Acq Sub, Inc., dated as of              Commission on November 17, under
               November 3, 1999                                  Securities1999 located and Exchange
                                                                 Commission Files No. 0-24531

 99.1          Press Release issued by CoStar Group,             Filed herewith
               Inc. on February 11, 2000

 99.2          Press Release issued by CoStar Group,             Filed herewith
               Inc. on February 15, 2000
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